UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

LIGHTJUMP ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIGHTJUMP ACQUISITION CORPORATION
2735 Sand Hill Road, Suite 110
Menlo Park, CA 94520

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 8, 2022

TO THE STOCKHOLDERS OF LIGHTJUMP ACQUISITION CORPORATION:

You are cordially invited to attend a special meeting of stockholders of Lightjump Acquisition Corporation, which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on July 8, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/lightjumpacquisition/2022. If you plan to attend the virtual online Special Meeting, you will need the control number found on your proxy card, voting instruction form or notice. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/lightjumpacquisition/2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting.

The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        Proposal 1 — Extension Amendment Proposal:    A proposal to amend the Company’s amended and restated certificate of incorporation to extend from July 12, 2022 to January 12, 2023 the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A to the accompanying Proxy Statement.

•        Proposal 2 — Adjournment Proposal:    A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. The purpose of these proposals is to allow us additional time to complete our initial business combination (the “Business Combination”). You are not being asked to vote on the Business Combination at this time.

While we are currently in discussions regarding business combination opportunities, our board of directors (“Board”) currently believes that there will not be sufficient time before July 12, 2022 to complete the Business Combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination in order that our stockholders have the opportunity to participate in our future investment. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies.

In connection with the Extension Amendment, stockholders who own shares of our common stock issued in our IPO have certain rights to have their shares redeemed by the Company for cash. For a description of these redemption rights and the procedure for electing redemption, see “PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL — Redemption Rights.”

Our Board has fixed the close of business on June 14, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed, or if we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

June 27, 2022	By Order of the Board of Directors

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 8, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/lightjumpacquisition/2022.

LIGHTJUMP ACQUISITION CORPORATION
2735 Sand Hill Road, Suite 110
Menlo Park, CA 94520

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON July 8, 2022

PRELIMINARY PROXY STATEMENT

The Special Meeting of stockholders of Lightjump Acquisition Corporation, which we refer to as “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m., Eastern Time on July 8, 2022 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/lightjumpacquisition/2022. If you plan to attend the virtual online Special Meeting, you will need the control number found on your proxy card, voting instruction form or notice. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        Proposal 1:    The Extension Amendment Proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, to extend from July 12, 2022 to January 12, 2023 (the “Extended Date”) the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “Business Combination” or, if it fails to consummate a business combination, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering (the “IPO”). A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A.

•        Proposal 2:     The Adjournment Proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (the “Business Combination”). You are not being asked to vote on the Business Combination at this time.

In connection with the Extension Amendment, stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “public stockholders” and such shares as “public shares”) may elect to redeem all or a portion of their public shares even if they vote for, or do not vote on, the Extension Amendment Proposal. If such stockholders elect to redeem, the redemption will be for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We refer to the election to redeem public shares in connection with the Extension Amendment as the “Election.” If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares who do not make the Election will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders for approval, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

LightJump One Founders, LLC (the “Sponsor”) owns 3,450,000 shares of our common stock that were issued prior to our IPO, which shares we refer to as “Founder Shares”. The Founder Shares and an additional 120,000 shares issued to EarlyBirdCapital (the “Representative”), are not “public shares” and, accordingly, are not subject to redemption pursuant to the Election.

We will not proceed with the Extension Amendment if the number of public shares subject to the Election causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 6, 2022). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account (i) the lesser of (a) an aggregate of $600,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) an aggregate of $200,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on October 12, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 6,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until October 12, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $600,000. However, if 7,800,000 public shares are redeemed and 6,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 12th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.09 per share if all of our public shares remain outstanding after redemptions, or approximately $10.20 per share if 7,800,000 public shares are redeemed and 6,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $138,145,830 that was in the Trust Account as of June 14, 2022. In such event, the Company may need to obtain additional funds to complete the Business Combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by July 12, 2022, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 3,450,000 Founder Shares that were issued prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

The affirmative vote of at least a majority of the Company’s outstanding shares of common stock will be required to approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”.

Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated January 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price (such per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on June 14, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 17,370,000 shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (“Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Proxy Solicitor a fee of $7,500 plus a discretionary success fee. We will also reimburse Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated June 27, 2022 and is first being mailed to stockholders on or about June 28, 2022.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on July 28, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

In January 2021, we consummated our IPO from which we derived aggregate gross proceeds of $138,000,000. The amount in the Trust Account was initially $10.00 per unit, which consist of one share of common stock of the Company and one-half of one warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, July 12, 2022). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination.
What is being voted on?	You are being asked to vote on:
• a proposal to amend our charter to extend the date by which we have to consummate a business combination from July 12, 2022 to January 12, 2023; and

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. However, even if the Extension Amendment Proposal is approved, there is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes that, given our expenditure of time, effort and money on potential business combinations, circumstances warrant providing our stockholders an opportunity to consider the Business Combination. The Extension Amendment is intended to give our stockholders that opportunity, and to give the Company the opportunity to complete the Business Combination.

Moreover, voting FOR the Extension Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve the Business Combination. Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before July 12, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the redemption of public shares will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $138,145,830 that was in the Trust Account as of June 14, 2022.

We will not proceed with the Extension Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by July 12, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Yes. Unless you elect to redeem your public shares in connection with the Extension Amendment, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. You will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I redeem my shares of common stock in connection with the Extension Amendment?

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on July 6, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

E-mail: fwolf@continentalstock.com

Email: cgonzalez@continentalstock.com

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account (i) the lesser of (a) an aggregate of $600,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) an aggregate of $200,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on October 12, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 6,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until October 12, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $600,000. However, if 7,800,000 public shares are redeemed and 6,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 12th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.09 per share if all of our public shares remain outstanding after redemptions, or approximately $10.20 per share if 7,800,000 public shares are redeemed and 6,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension Amendment if the elections to redeem public shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

Our Sponsor is expected to vote all shares of common stock over which it has voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor owns approximately 19.9% of our issued and outstanding shares of common stock, including 3,450,000 Founder Shares. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least a majority of our shares of common stock outstanding on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you make a timely election to redeem your public shares as described under “How do I redeem my shares of common stock in connection with the Extension Amendment?”. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Is the Company subject to the Investment Company Act of 1940?

As indicated above, the Company completed its initial public offering in January 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 17 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering.

The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by July 12, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares and warrants.

If the Extension Amendment Proposal is approved, what happens next?	We are seeking the Extension Amendment to provide us time to complete the Business Combination. Our efforts to complete the Business Combination will involve:
• negotiating and executing a definitive agreement and related agreements;
• completing proxy materials;
• establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and
• holding a special meeting of stockholders to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to July 12, 2022. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least a majority of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, common stock and public warrants will remain publicly traded.

We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $138,145,830 that was in the Trust Account as of the record date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor as a result of their ownership of the Founder Shares and warrants.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by July 12, 2022, there will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided there is an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the meeting?

Due to health concerns stemming from the COVID-19 pandemic, the special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/lightjumpacquisition/2022, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the stockholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company on or before 5:00 p.m. Eastern Time on July 1, 2022.

How do I change or revoke my vote?

You may change your vote by timely submitting a proxy with new voting instructions online or by telephone or by timely delivering a later-dated, signed proxy card so that it is received prior to the Special Meeting, or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least a majority of the shares of our common stock outstanding as of the record date. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting will not be counted towards the number of shares of common stock required to establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in determining whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both of the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the presiding officer of the meeting and the holders of a majority of the stockholders present at the meeting in person or represented by proxy who are entitled to vote at the meeting, each have power to adjourn the Special Meeting. As of the record date for the Special Meeting, 8,685,001 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on June 14, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 17,370,000 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include the Sponsor’s ownership of 3,450,000 Founder Shares (purchased for approximately $0.009 per share), which unlike public shares have no redemption rights, and 4,210,000 warrants (purchased for $4,210,000). These Founder Shares and warrants would expire worthless if a business combination is not consummated. See the section entitled “PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (“Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Proxy Solicitor a fee of $7,500 plus a discretionary success fee. We will also reimburse Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension Amendment is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact Proxy Solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes “forward-looking statements” within the meaning of the federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Proxy Statement including, without limitation, statements regarding the pending Business Combination and the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 12, 2022 and in other reports we file with the SEC. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on July 8, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/lightjumpacquisition/2022. If you plan to attend the Special Meeting, you will need the control number found on your proxy card, voting instructions or notice. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the Special Meeting, go to https://www.cstproxy.com/lightjumpacquisition/2022, enter the control number you received on your proxy card and click on the “Click here” button at the top of the page to preregister for the online meeting link. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on June 14, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date of the Special Meeting, there were 17,370,000 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Proxy Solicitor to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Proxy Solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

BACKGROUND

We are a blank check company formed in Delaware on July 28, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 2735 Sand Hill Road, Suite 110, Menlo Park, CA 94520.

There are currently 17,370,000 shares of our common stock issued and outstanding. In addition, there are outstanding warrants to purchase an aggregate of 11,110,000 shares of common stock at an exercise price of $11.50 per share.

Approximately $138,000,000 in proceeds from our IPO, the simultaneous sale of warrants in a private placement transaction, extension payments and interest income are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. The Trust Account is and will remain invested in U.S. government securities with a maturity of 180 days or less or in an open ended investment company that holds itself out as a money market fund until the earlier of (i) the consummation of our initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

The Board currently believes that there will not be sufficient time before July 12, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension and that, without the Extension, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date to allow the Company more time to complete our initial business combination.

The Board believes that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement as Annex A.

Whether or not the Extension Amendment Proposal is approved, the Company’s public stockholders will have an opportunity to have their public shares redeemed in accordance with the Company’s charter either upon enactment of the Extension Amendment, upon consummation of the initial business combination or in connection with the winding up of the Company. See “Redemption Rights” below.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until July 12, 2022 to complete the purposes of the Company including effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

The Board currently believes that there will not be sufficient time before July 12, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension and that, without the Extension, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

The Company’s charter provides that the affirmative vote of the holders of at least a majority of all outstanding shares of common stock is required to amend the charter to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we do not expect to be able to conclude a business combination before July 12, 2022, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination until the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, we will not amend our charter to extend the deadline for effecting a business combination. If that deadline is not extended, it is highly unlikely that we will consummate the Business Combination by July 12, 2022. If we have not consummated the Business Combination by July 12, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares as described under “Redemption Rights,” below, We cannot predict the amount that will remain in the Trust Account following any redemptions, and the amount remaining in the Trust Account may be only a small fraction of the approximately $138,145,830 that was in the Trust Account as of the record date. We will not proceed with the Extension Amendment if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders, and you will have the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding shares of common stock is required to approve the Extension Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own (“broker non-votes”), your action will have the same effect as an “AGAINST” vote on the Extension Amendment Proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with the Extension Amendment whether or not you vote on the Extension Amendment Proposal, and regardless of how you vote, so long as you exercise your redemption rights as described above under “Redemption Rights.” The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension.

Our Sponsor is expected to vote any common stock owned by it in favor of the Extension Amendment Proposal. On the record date, our Sponsor beneficially owned and was entitled to vote an aggregate of 3,450,000 Founder Shares, representing approximately 19.9% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        our Sponsor owns 3,450,000 Founder Shares and 4,210,000 warrants, all of which are beneficially owned by our Chairman and Chief Executive Officers; none of these securities (which represent an aggregate investment of $4,235,000) are subject to redemption, and all will expire worthless if a business combination is not consummated by July 12, 2022, unless the Extension Amendment is implemented;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. A public stockholder will have this redemption right regardless of how it voted, or whether it voted, with respect to the Extension Amendment Proposal. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account (i) the lesser of (a) an aggregate of $600,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) an aggregate of $200,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on October 12, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 6,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until October 12, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $600,000. However, if 7,800,000 public shares are redeemed and 6,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 12th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.09 per share if all of our public shares remain outstanding after redemptions, or approximately $10.20 per share if 7,800,000 public shares are redeemed and 6,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, COMPLY, OR ENSURE YOUR BANK OR BROKER COMPLIES, WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 6, 2022. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on July 6, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Francis Wolf, fwolf@continentalstock.com, and Celeste Gonzalez, cgonzalez@continentalstock.com, or to deliver your shares to the transfer agent electronically using the Depository Trust Company’s (“DTC”) DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on July 6, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on July 6, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or the Extension is otherwise not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account, after taking into account taxes owed but not paid, will be approximately $10.00 at the time of the Special Meeting. The closing price of the Company’s common stock on June 14, 2022 was $10.00.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account (i) the lesser of (a) an aggregate of $600,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) an aggregate of $200,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on October 12, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 6,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until October 12, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $600,000. However, if 7,800,000 public shares are redeemed and 6,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 12th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.09 per share if all of our public shares remain outstanding after redemptions, or approximately $10.20 per share if 7,800,000 public shares are redeemed and 6,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 6, 2022 (two business days before the Special Meeting).

Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in January 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 17 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own five percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only shares of our stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other shares of our stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the purchase price of a share of common stock purchased in the open market) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if provided by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States

(or, if provided by an applicable income tax treaty, are not attributable to a United States permanent establishment or fixed based maintained by the Non-U.S. Holder), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if provided by an applicable income tax treaty, are attributable to a United States permanent establishment or fixed based maintained by the Non-U.S. Holder) generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treat).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares redeemed in connection with the Extension Amendment Proposal.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond July 12, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote and broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in determining whether a valid quorum is established but will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 17,370,000 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage(2)
Robert M. Bennett	3,450,000	(3)	19.9%
William W. Bunker	—	(4)	—	(4)
Eric Ver Ploeg	—	(4)	—	(4)
Patrick Brandt	—	(4)	—	(4)
James W. Keyes	—	(4)	—	(4)
Jeffrey A. Rich	—	(4)	—	(4)
Andrew D. Hamer	—	(4)	—	(4)
All directors and executive officers as a group (seven individuals)	—		—
LightJump One Founders, LLC 14755 Preston Road, Suite 520 Dallas, TX 75254	3,450,000		19.9%
All executive officers and directors as a group (7 individuals)

____________

(1)      Unless otherwise noted, the business address of each of the entities or individuals listed above is c/o LightJump Acquisition Corporation, 2735 Sand Hill Road, Suite 110, Menlo Park, CA 94025.

(2)      Percentage of ownership is based on 17,370,000 shares of our common stock issued and outstanding as of June 14, 2022. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)      Represents securities held by LightJump One Founders, LLC, our sponsor, of which Robert M. Bennett is the managing member. Accordingly, all securities held by our sponsor may ultimately be deemed to be beneficially held by Mr. Bennett. Mr. Bennet disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest.

(4)      Does not include any securities held by LightJump One Founders, LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

The table above does not include the shares of common stock issuable upon exercise of outstanding warrants because the warrants are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another special meeting before the Extension Date to consider and vote upon approval of the Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extension Date, the Company will dissolve and liquidate. Accordingly, there will be no annual meeting in 2022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at (650) 515-3930 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from the Company at:

Lightjump Acquisition Corporation
Attention: Robert M. Bennett
2735 Sand Hill Road, Suite 110
Menlo Park, CA 94025
Telephone: (650) 515-3930

If you are a stockholder of the Company and would like to request documents, please do so by July 1, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LIGHTJUMP ACQUISITION CORPORATION

Pursuant to Section 245 of the
Delaware General Corporation Law

LIGHTJUMP ACQUISITION CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Lightjump Acquisition Corporation. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 28, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 12, 2021 (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation was correct pursuant to a Certificate of Correction filed with the office of the Secretary of State of the State of Delaware on February 19, 2021 (the “Certificate of Correction”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation and Certificate of Correction amends the Amended and Restated Certificate of Incorporation and Certificate of Correction of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation and Certificate of Correction was duly adopted by the affirmative vote of the holders of at least a majority of the stock entitled to vote at a meeting of stockholders in accordance with Article XI of the Amended and Restated Certificate of Incorporation, the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 6 of Article V is hereby amended and restated to read in full as follows:

“In the event that the Corporation has not consummated an initial Business Combination by January 12, 2023 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable), by (B) the total number of then outstanding IPO Shares, which redemption will completely extinguish rights of the holders of IPO Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board of Directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

Annex A-1

IN WITNESS WHEREOF, Lightjump Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this      day of             , 2022.

LIGHTJUMP ACQUISITION CORPORATION
By:
Name:	Robert M. Bennett
Title:	Chief Executive Office

Annex A-2

LIGHTJUMP ACQUISITION CORPORATION
2735 Sand Hill Road, Suite 110
Menlo Park, CA 94520

SPECIAL MEETING OF STOCKHOLDERS

JULY 8, 2022

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 8, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 27, 2022, in connection with the special meeting to be held at 10:00 a.m. Eastern Time on July 8, 2022 virtually, at https://www.cstproxy.com/lightjumpacquisition/2022, and hereby appoints Robert M. Bennett, the attorney and proxy of the undersigned, to vote all shares of common stock of Lightjump Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 8, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/lightjumpacquisition/2022.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend from July 12, 2022 to January 12, 2023 the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A to the accompanying Proxy Statement.

	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

	☐	☐	☐
Dated: _________________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.